UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2007

Intelsat, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wellesley House North, 2nd Floor, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 294-1650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On December 19, 2007, the U.S. Federal Communications Commission (the “FCC”) released an order approving the transfer of control of all FCC licenses of Intelsat Holdings, Ltd. (the “Parent”), the sole shareholder of Intelsat, Ltd., and its subsidiaries to Serafina Holdings Limited (“Serafina”) in connection with the proposed acquisition (the “Acquisition”) of Parent by a subsidiary of Serafina. No further regulatory approvals are required for the Acquisition other than from the Bermuda Monetary Authority.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2007

INTELSAT, LTD.

By:	/s/ Phillip L. Spector
Name:	Phillip L. Spector
Title:	Executive Vice President and General Counsel